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                                                                    Exhibit 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                           TENDER OF ALL OUTSTANDING
                   8 3/4% SENIOR SUBORDINATED NOTES DUE 2007
                              IN EXCHANGE FOR NEW
                   8 3/4% SENIOR SUBORDINATED NOTES DUE 2007
            REGISTERED UNDER THE SECURITIES ACT OF 1993, AS AMENDED
                                       OF
                             CAPSTAR HOTEL COMPANY

    Registered holders of outstanding 8 3/4% Senior Subordinated Notes due 2007
(the "Existing Notes") who wish to tender their Existing Notes in exchange for a like principal amount of new 8 3/4% Senior Subordinated Notes due 2007 (the "New
Notes") and whose Existing Notes are not immediately available or who cannot deliver their Existing Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to IBJ Schroder Bank & Trust Company (the
"Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or letter to the Exchange
Agent. See "The Exchange Offer-- Procedures for Tendering Existing Notes" in this Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

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
   BY REGISTERED OR CERTIFIED MAIL:                    BY HAND:                         BY OVERNIGHT DELIVERY:
 IBJ Schroder Bank and Trust Company     IBJ Schroder Bank and Trust Company     IBJ Schroder Bank and Trust Company
             P.O. Box 84                           One State Street                        One State Street
        Bowling Green Station                     New York, NY 10004                      New York, NY 10004
       New York, NY 10274-0084               Attn: Securities Processing         Attn: Securities Processing Window,
         Attn: Reorganization                Window, Subcellar One (SC-1)                Subcellar One (SC-1)
        Operations Department

                             FOR INFORMATION, CALL:

                           Information and Facsimile

                          Confirmation: (212) 858-2103

             Facsimile: (212) 858-2611 (Eligible Institutions Only)

    DELIVERY OF THIS NOTE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET
FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A
NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE
SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE
GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DEFINED IN THE PROSPECTUS), SUCH
SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE LETTER
OF TRANSMITTAL FOR GUARANTEE OF SIGNATURES.

Ladies and Gentleman:

    The undersigned hereby tenders the principal amount of Existing Notes indicated below, upon the terms and subject to the conditions contained in the
Prospectus dated       , 1997 of CapStar Hotel Company (the "Prospectus"),
receipt of which is hereby acknowledged.
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
                             DESCRIPTION OF SECURITIES TENDERED

                                                                 AGGREGATE
                                                                 PRINCIPAL       PRINCIPAL
 NAME AND ADDRESS OF REGISTERED HOLDER AS IT    CERTIFICATE        AMOUNT          AMOUNT
  APPEARS ON THE 8 3/4% SENIOR SUBORDINATED     NUMBER(S) OF    REPRESENTED     OF EXISTING
      NOTES DUE 2007 ("EXISTING NOTES")        EXISTING NOTES   BY EXISTING        NOTES
               (PLEASE PRINT)                     TENDERED        NOTES*/         TENDERED

    If Existing Notes will be delivered by book-entry transfer to The Depositary
Trust Company, provide account number.

                                          Account Number _______________________

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED
                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch, agency or correspondent in the United States, hereby guarantees to deliver to the Exchange
Agent at one of its addresses set forth above, the certificates representing the Existing Notes, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York
Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

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
Name of Firm:
                                               (Authorized Signature)

Address:                                       Title:

                                               Name:
                 (Zip Code)                               (Please Type or Print)

Area Code and Telephone Number:                Date:

    NOTE: DO NOT SEND EXISTING NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. EXISTING NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

------------------------

*/  Must be in denominations of $1,000 and any integral multiple thereof.
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      ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE
  THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL
  REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

                                PLEASE SIGN HERE

X

X
Signature(s) of Owner(s) or Authorized                  Date
Signatory

Area Code and Telephone Number:

    Must be signed by the holder(s) of Existing Notes as their name(s) appear(s) on certificates for Existing Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below:

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s): _______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Capacity: ______________________________________________________________________
Address(es): ___________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________